SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                             FORM 8-K/A

                          CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  March 12, 2001
(Date of earliest event report):  January 4, 2001


                 ADVANTAGE MARKETING SYSTEMS, INC.
      (Exact Name of Registrant as Specified in its Charter)


     OKLAHOMA                001-13343               73-1323256
  (State or Other        (Commission File           (IRS Employer
  Jurisdiction of             Number)              Identification
 Incorporation or                                      Number)
   Organization)

 2601 N.W. Expressway, Suite 1210W, Oklahoma City, OK       73112
     (Address of Principal Executive Offices)           (Zip Code)


Registrant's telephone number, including area code:  (405)842-0131

ITEM 2.  Acquisition or Distribution of Assets

On January 4, 2001, Advantage Marketing Systems, Inc. and its wholly-owned acquisition subsidiary, LifeScience Technologies Holdings, Inc., signed a Purchase and Assignment Agreement, thereby acquiring all out-standing partnership and equity interests of LifeScience Technologies Holdings Limited Partnership, LifeScience Technologies Limited, LifeScience Technologies of Japan, LST Fulfillment Limited Partnership and LifeScience Technologies of Canada, Inc. from Gus Holdings, Inc.,
RMS Limited Partnership and Life Science Technologies, Inc. A description of the acquisition is set forth in our 8-K filed on January 8, 2001.

ITEM 7.  Financial Statements and Exhibits

(a)  Financial Statements of the Business Acquired

The financial statements of LifeScience Technologies Holdings, Ltd. as of and for the years ended December 31, 1999 and 2000 are set forth below.

LIFESCIENCE TECHNOLOGY, HOLDINGS LTD.

Financial Statements and Auditor's Report Thereon

December 31, 1999 and 2000

                      TABLE OF CONTENTS

Auditor's Report ----------------------------------------------  1

Balance Sheets ------------------------------------------------  2

Statements of Operations and Changes in Owners Equity ---------  3

Statements of Cash Flows --------------------------------------  4

Notes to Financial Statements ---------------------------------- 5-6

                INDEPENDENT AUDITOR'S REPORT

To the Owners and Management of Lifescience Technology,
Holdings Ltd.

We have audited the accompanying balance sheet of Lifescience Technology, Holdings Ltd., (the Company), as of the years ending December 31, 1999 and 2000 and the related statements of operations and changes in owners' equity and cash flows for the periods then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion of these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lifescience Technology, Holdings Ltd, (the Company) as of December 31, 1999 and 2000 and the results of its operations and it cash flows for the periods as described above in conformity with generally accepted accounting principles.

HUNTER, ATKINS & RUSSELL, PLC
March 9, 2001

                      Lifescience Technologies Holdings Ltd.
                                 Balance Sheet
                         December 31, 1999 and 2000
                                                       December 31,
                                                       ------------
                                                    1999          2000
                                                    ----          ----
                               ASSETS
CURRENT ASSETS
     Cash and cash equivalents                                     $77,760
     Inventory                                    $895,510         793,629
     Prepaid expenses                               47,591            -
                                                ----------      ----------
          Total  current assets                    943,101         871,389

PROPERTY AND EQUIPMENT, net                        327,864         347,429
                                                ----------      ----------
          Total Assets                          $1,270,965      $1,218,818
                                                ==========      ==========

                   LIABILITIES AND PARTNERS' CAPITAL

CURRENT LIABILITIES
     Bank overdraft                                $63,765
     Accounts payable                              135,106         176,060
     Accrued expenses                              296,646         181,223
                                                ----------      ----------
        Total current liabilities                  495,517         357,283

PARTNERS' CAPITAL
     Partners' capital                             775,448         861,535
                                                ----------      ----------
        Total Partners' Capital                    775,448         861,535
                                                ----------      ----------
        Total Liabilities and Partners' Capital $1,270,965      $1,218,818
                                                ==========      ==========

         See accountants' report and notes to financial statements.

                     Lifescience Technologies Holdings Ltd.
                           Statement of Operations
               For the Years Ended December 31, 1999 and 2000

                                                        December 31,
                                                        ------------
                                                  1999                2000
                                                  ----                ----
REVENUES                                       $5,053,510          $6,880,757

COST OF SALES                                   1,248,966           1,928,452
                                               ----------          ----------

GROSS PROFIT                                    3,804,544           4,952,305

OPERATING COSTS AND EXPENSES
          Direct selling expenses               2,078,868           3,239,995
          Sales and marketing expenses            916,465           1,234,770
          Salaries and wages                    1,444,795           1,331,135
          General and administrative            1,145,372           1,130,766
                                               ----------          ----------
                Total Operating Expenses        5,585,500           6,936,666

          Operating loss                       (1,780,956)         (1,984,361)

OTHER INCOME
          Interest                                  2,474               3,826
                                               ----------          ----------

          Loss before income taxes             (1,778,482)         (1,980,535)

Provision for income taxes                             -                   -
                                               ----------          ----------

          NET LOSS                             (1,778,482)         (1,980,535)

Partners' Capital, Beginning                    1,175,241             775,448

Capital contributions                           1,378,689           2,066,622
                                               ----------           ---------

Partners' Capital, Ending                        $775,448            $861,535
                                               ==========           =========

            See accountants' report and notes to financial statements.

                     Lifescience Technologies Holdings Ltd.
                            Statement of Cash Flows
                For the Years Ended December 31, 1999 and 2000
                                                         December 31,
                                                         ------------
                                                       1999        2000
                                                       ----        ----
Cash flows from operating activities
     Net loss                                      ($1,778,482) ($1,980,535)

Adjustments to reconcile net income to net cash
     provided by operating activities:
          Depreciation and amortization                281,069      195,861
Changes in assets and liabilities
     (Increase) decrease in:
          Accounts receivable                           46,210
          Inventory                                     32,857      101,881
          Other current assets                         (47,591)      47,591
          Deposits                                      21,993
     Increase (decrease) in:
          Accounts payable                            (235,958)      40,954
          Accrued expenses                             101,437     (115,423)
                                                    ----------   ----------
          Total adjustments                            200,017      270,864
                                                    ----------   ----------

          Net cash used by operating activities    ($1,578,465) ($1,709,671)

Cash flows from investing activities
     Purchases of property and equipment              (115,948)    (215,466)
                                                     ---------    ---------
          Net cash used by investing activities       (115,948)    (215,466)

Cash flows from financing activities
     Capital contributions                           1,378,689    2,066,662
                                                     ---------    ---------
          Net cash provided by financing activities  1,378,689    2,066,662
                                                     ---------    ---------

Net decrease in cash and cash equivalents            ($315,724)    $141,525

Cash and cash equivalents at beginning of period       251,959      (63,765)
                                                     ---------    ---------

Cash and cash equivalents at end of period            ($63,765)     $77,760
                                                     =========    =========

Supplemental cash flow information:
Cash paid during the year for interest                      $0           $0
                                                     =========    =========

Cash paid during the year for income taxes                  $0           $0
                                                     =========     ========

           See accountants' report and notes to financial statements.

Lifescience Technology, Holdings Ltd.
Notes to Financial Statements
December 31, 1999 and 2000

Note 1 - Summary of Significant Account Policies

Nature of Business
The Company markets a product line of consumer oriented products in the weight management, dietary supplement and personal care categories that are produced by various manufacturers. The Company sells its product line through a network of full and part-time independent distributors developed by the Company.

Basis of Accounting
The Company uses the accrual method of accounting for preparation of its financial statements. Revenues are recorded when earned and expense when incurred.

Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires the use of management estimates. Actual results could differ from those estimates.

Cash and Cash Equivalents
For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

Inventory
Inventory consists of consumer product inventory and training and promotional material such as video tapes, cassette tapes and paper supplies held for sale to customers and independent distributors. Inventory is stated at the lower of cost or market.

Fixed Assets
Fixed Assets are stated at cost. Depreciation is computed using the straight-line method of depreciation over the estimated useful lives of the assets.

Consolidation
The accompanying financial statements include the accounts of the Company and its subsidiaries. Significant intercompany accounts and transactions have been eliminated. The accompanying consolidated financial statements include, Lifescience Technology Holdings, Ltd, Lifescience Technolgy, Ltd, Lifescience Fullfillment, Ltd, Lifescience Technology, Canada, and Lifescience Technology, Japan. The consolidated entites presented do not represent all of the companies owned by Lifescience Holdings, Ltd. The remaining unconsolidated entities are not part of the buyout of Lifescience Holdings, Ltd.

Income Taxes
The Company and its subsidiaries are limited liability partnerships with the exceptions of Lifescience Technology, Canada which is a subchapter S corporation. Therefore, no provision or liability for federal or state income taxes has been included in these financial statements. All income is taxed on the returns of the individual owners.

Minority Interest
The Company does not own 100% of its subsidiaries. The minority interest is presented as part of the owners' equity section of the balance sheet.

Note 2 - Subsequent Event

Subsequent to the date of the financial statements but prior to the issuance of this report the Company (LST) was purchased by Advantage Marketing Systems, Inc (AMS). The purchase price was $1,000,000 in cash and a promissory note in the principal amount of $500,000. The note is subject to increase or decrease in an amount equal to the amount by which the book value of the tangible assets of the LST entities is greater than or less than $1,500,000. On February 19, 2001 the Company made a payment of $228,284 representing final payment of principal and interest on the note as adjusted.

In addition on or before the 15th day of each of the 60 months following the effective date, AMS shall pay to the sellers or its designee the greater of (A) 5% of the gross sales of LST Products during the calendar month preceding the payment date or (B) $41,666.67. LST products means the products sold by the LST entities prior to the effective date and any related products of products utilizing proprietary technology of the LST entities, including but not limited to adaptogen based products, developed or sold by AMS or any of its affiliates after the effective date. At the election of the seller exercised prior to payment of an installment payment, in lieu of payment of all or any portion of any installment payment in cash, the seller shall be issued and delivered one share of AMS common stock, $0.0001 par value per share ("common stock") for each $3.00 of the installment payment in accordance with the agreement. AMS shall not be obligated to issue more than 860,000 shares of its common stock pursuant to the agreement without prior approval of the holders of the outstanding common stock of AMS.

(b)  Pro Forma Finanical Information

Pro forma financial statements as of and for the year ended December 31, 1999 reflecting our acquisition of LifeScience Technologies Holdings, Ltd. are set forth below. Pro forma financial statements as of and for [the period/the year ended] [September 30, 2000/December 31, 2000] reflecting our acquisition of LifeScience Technologies Holdings, Ltd. will be provided by amendment to this Form 8-K/A as soon as available.

                       ADVANTAGE MARKETING SYSTEMS, INC.
                             AND SUBSIDIARIES
                UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                            DECEMBER 31, 1999

                                             ADVANTAGE    LIFESCIENCE
                                             MARKETING    TECHNOLOGIES   PRO FORMA       PRO FORMA
                                            SYSTEMS, INC. HOLDINGS Ltd. ADJUSTMENTS       COMBINED
                                            ------------- ------------- -----------     ------------
ASSETS
CURRENT ASSETS:
  Cash and cash equivalents                 $ 1,662,894    $  (63,765)  $(1,000,000)(a) $     599,129
  Marketable securities, held to maturity       983,020           -             -             983,020
  Receivables - net of allowance of $55,332     319,519           -             -             319,519
  Receivable from affiliate                     313,761           -             -             313,761
  Inventory                                     927,591       895,510           -           1,823,101
  Deferred income taxes                          60,797           -             -              60,797
  Other assets                                  187,496        47,591           -             235,087
                                            -----------    ----------   -----------       -----------
          Total current assets                4,455,078       879,336    (1,000,000)        4,334,414

MARKETABLE SECURITIES, available
     for sale, at fair value                  1,805,885           -             -           1,805,885
MARKETABLE SECURITIES, held to maturity       1,290,723           -             -           1,290,723
RECEIVABLES                                     126,624           -             -             126,624
PROPERTY AND EQUIPMENT, Net                   2,202,885       327,864           -           2,530,749
GOODWILL, Net                                 1,618,826           -       2,530,387(b)      4,149,213
COVENANTS NOT TO COMPETE, Net                   436,845           -             -             436,845
DEFERRED INCOME TAXES                            21,788           -             -              21,788
OTHER ASSETS                                    201,729           -             -             201,729
                                            -----------   -----------    -----------      -----------
TOTAL                                       $12,160,383   $ 1,207,200    $ 1,530,387      $14,897,970
                                            ===========   ===========    ===========      ===========

                                             ADVANTAGE MARKETING SYSTEMS, INC.
                                                      AND SUBSIDIARIES
                                          UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                                      DECEMBER 31, 1999

                                             ADVANTAGE   LIFESCIENCE
                                             MARKETING   TECHNOLOGIES   PRO FORMA        PRO FORMA
                                            SYSTEMS, INC. HOLDINGS Ltd. ADJUSTMENTS       COMBINED
                                            ------------- ------------- -----------    ------------
LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable                           $   313,492   $   135,106  $      -        $   448,598
  Accrued commissions and bonuses                319,183           -           -            319,183
  Accrued other expenses                         807,246       296,646         -          1,103,892
  Accrued sales tax liability                    218,789           -           -            218,789
  Notes payable                                      -             -       582,528(a)       582,528
  Capital lease obligations                       80,843           -           -             80,843
                                             -----------   -----------  ----------      -----------
          Total current liabilities            1,739,553       431,752     582,528        2,753,833

LONG-TERM LIABILITIES:
  Notes payable                                      -             -     1,723,307(a)     1,723,307
  Capital lease obligations                      188,847           -           -            188,847
                                             -----------   -----------   ---------      -----------
          Total liabilities                    1,928,400       431,752   2,305,835        4,665,987
COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS' EQUITY:
  Preferred stock - $.0001 par value;
     authorized 5,000,000 shares; none issued        -             -           -                -
  Commons stock - $.0001 par value;
     authorized 495,000,000 shares;
     issued 4,283,988; outstanding 4,082,803         428           -           -                428
  Paid-in capital                             10,232,700           -           -         10,232,700
  Notes receivable for exercise of options       (50,999)          -           -            (50,999)
  Retained earnings                              759,692       775,448    (775,448)         759,692
  Accumulated other comprehensive income,
     net of tax                                  (10,531)          -           -            (10,531)
                                             -----------   -----------   ---------     ------------
          Total capital and retained earnings 10,931,290       775,448    (775,448)      10,931,290
  Less cost of treasury stock (201,185 shares)  (699,307)          -           -           (699,307)
          Total stockholders' equity          10,231,983       775,448    (775,448)      10,231,983
                                             -----------   -----------  ----------     ------------
  TOTAL                                      $12,160,383    $1,207,200  $1,530,387      $14,897,970
                                             ===========   ===========  ==========     ============

                                    ADVANTAGE MARKETING SYSTEMS, INC.
                                            AND SUBSIDIARIES
                           UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                   FOR THE YEAR ENDED DECEMBER 31, 1999
                                    ADVANTAGE        LIFESCIENCE
                                    MARKETING        TECHNOLOGIES        PRO FORMA        PRO FORMA
                                    SYSTEMS, INC.    HOLDINGS LTD.      ADJUSTMENTS        COMBINED
                                    -------------    -------------      -----------       ----------
Net sales                           $ 22,427,551     $  5,053,510     $           -     $ 27,481,061
Cost of sales                         15,610,941        1,248,966                 -       16,859,907
                                    ------------     ------------     -------------     ------------
  Gross profit                         6,816,610        3,804,544                 -       10,621,154
Marketing, distribution and
  administrative expenses              5,236,938        5,585,500           506,077(c)    11,328,515
                                    ------------     ------------     -------------     ------------
  Income from operations               1,579,672       (1,780,956)         (506,077)        (707,361)
Other income (expenses):
Interest and dividends, net              364,270            2,474          (145,768)(d)      220,976
Other income                               7,866                -                 -            7,866
                                    ------------     ------------     -------------     ------------
  Total other income (expense)           372,136            2,474          (145,768)         228,842
                                    ------------     ------------     -------------     ------------
INCOME (LOSS) BEFORE TAXES             1,951,808       (1,778,482)         (651,845)        (478,519)
TAX EXPENSE                              676,025                -          (676,025)(e)            -
                                    ------------     ------------     -------------     ------------
NET INCOME (LOSS)                   $  1,275,783     $ (1,788,482)    $      24,180     $   (478,519)
                                    ============     ============     =============     ============
Net income (loss) per common share  $       0.31                                        $      (0.12)
                                    ============                                        ============
Net income (loss) per common
  share - assuming dilution         $       0.27                                        $      (0.12)
                                    ============                                        ============
Weighted average common shares
  outstanding                          4,139,706                                           4,139,706
                                    ============                                        ============
Weighted average common shares
  outstanding - assuming dilution      4,778,576                                           4,778,576
                                    ============                                        ============

              ADVANTAGE MARKETING SYSTEMS, INC.
                      AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

1.   BASIS FOR PRESENTATION

     The pro forma balance sheet and statement of operations present the pro forma effects of the acquisition by Advantage Marketing Systems, Inc. (the "Company") of Lifescience Technology, Holdings Ltd. and its subsidiaries Lifescience Technology, Ltd., Lifescience Fullfillment, Ltd., Lifescience Technology, Canada and Lifescience Technology, Japan (collectively "LST" and referred to as the "seller"). The purchase was closed on January 4, 2001 and will be accounted for under the purchase method of accounting. LST is a network marketer of certain third-party manufactured weight management, dietary supplement and personal care products.

     Pursuant to the purchase agreement, the Company paid $1,000,000 in cash and issued a promissory note in the amount of $500,000. The note amount is subject to increase or decrease in an amount equal to the amount by which the book value of the tangible assets of LST is greater than or less than $1,500,000. On February 19, 2001 the Company made a payment of $228,284 representing final payment of principal and interest on the note as adjusted. In addition, for 60 months following the effective date of the transaction, the Company is obligated to pay the sellers the greater of
     (A) 5% of the gross sales of LST products during the calendar month preceding the payment date or (B) $41,666.67. At the election of the seller exercised prior to payment of an installment payment, in lieu of payment of all or any portion of any installment payment in cash, the seller shall be issued and delivered one share of the Company's common stock for each $3.00 of the installment payment. The Company shall not be obligated to issue more than 860,000 shares of its common stock pursuant to the agreement, without the prior approval of the holders of its outstanding common stock.

     The accompanying unaudited pro forma statement of operations for the year ended December 31, 1999 is presented assuming the purchase of LST was consummated on the first day of January 1999. The historical information presented for the Company and LST is derived from the audited financial statements of the Company and LST.

     The pro forma financial information presented in the unaudited pro forma financial statements is not necessarily indicative of the results of operations that would have been achieved had the operations been those of a single corporate entity. The results of operations presented in the unaudited pro forma statement of operations are not necessarily indicative of the consolidated results of future operations of the Company following consummation of the purchase.

2.   ADJUSTMENTS

     The accompanying unaudited pro forma consolidated financial statements have been adjusted to record and give effect to the following:

     (a) The purchase price consists of $1,000,000 cash, a note payable in the amount of $226,397, and a minimum of 60 monthly payments of $41,666.67 which has a present value discounted at 7.5% of $2,079,438. The note payable is required to be paid within one year and, therefor, is shown as a current liability. The current and long-term portions of the present value of the minimum monthly payments are $356,131 and $1,723,307, respectively.

     (b) The excess of the purchase price of $3,305,835 over the $775,448 fair value of the assets of LST has been allocated to goodwill. Goodwill will be amortized over 5 years.

     (c)  Amortization of goodwill over 5 years.

     (d) Imputed interest expense of $143,881 on the present value of the minimum cash payments and interest expense of $1,887 on the note payable.

     (e) Income taxes are adjusted to reflect the above-mentioned adjustments for amortization and interest expense and for the net loss recorded by LST during the year.

(c)  Exhibits

     23.1  Consent of Hunter, Atkins & Russell, PLC*

---------------

* Filed herewith

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                       ADVANTAGE MARKETING SYSTEMS, INC.

                                           REGGIE COOK
                                       By: Reggie Cook
                                           Chief Financial Officer

                            exhibit index

23.1     Auditor's Consent              Filed herewith electronically

                                                          Exhibit 23.1

                          CONSENT OF INDEPENDENT AUDITORS

     We consent to the use of our report dated March 9, 2001, with respect to the consolidated financial statements of LifeSciences Technologies Holdings, Ltd. included in Advantage Marketing Systems, Inc.'s Form 8-K.

                                         HUNTER ATKINS & RUSSELL, PLC
March 12, 2001